

GranTierra
energy inc.

March 2, 2009

Disclaimer

This presentation material contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections, statements of resource potential or other statements, other than statements of historical fact, are forward looking information, forward-looking statements or financial outlooks (collectively, "forward-looking statements") under the meaning of applicable securities laws, including Canadian Securities Administrators' National Instrument 51-102 Continuous Disclosure Obligations and the United States Private Securities Litigation Reform Act of 1995. These statements are made as of the date of this presentation and the fact that this presentation remains available does not constitute a representation by Gran Tierra Energy that Gran Tierra Energy believes these forward-looking statements continue to be true as of any subsequent date. Although Gran Tierra Energy believes that the assumptions underlying, and expectations reflected in, these forward-looking statements are reasonable, it can give no assurance that these assumptions and expectations will prove to be correct. Such statements include, but are not limited to, statements about future projected or target barrels of oil per day production, future expected oil prices, future financial and operating results, the plans, objectives, expectations and intentions of the company regarding exploration, drilling and development, and the future development of the company's business. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: Gran Tierra Energy's operations are located in South America, and unexpected problems can arise due to guerilla activity, technical difficulties and operational difficulties which impact the production, transport or sale of its products; geographic, political and weather conditions can impact the production, transport or sale of its products; the risk that the current global economic and credit crisis may impact oil prices and oil consumption more than Gran Tierra Energy currently predicts; the risk that unexpected delays and difficulties in developing currently owned properties may occur; the failure of exploratory drilling to result in commercial wells; unexpected delays due to the limited availability of drilling equipment and personnel; and the risk factors detailed from time to time in Gran Tierra Energy's periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, under the caption "Item 1A - Risk Factors" in Gran Tierra's Annual Report on Form 10-K for the period ended December 31, 2008, filed with the Securities and Exchange Commission on February 27, 2009. These filings are available on a Web site maintained by the Securities and Exchange Commission at http://www.sec.gov. Gran Tierra's forward-looking statements are expressly qualified in their entirety by this cautionary statement.


Turning
$90 Million into
$1.2 Billion
Proceeds from GTE equity financings versus net after tax NPV10 of GTE 3P reserves
(December 31, 2008 GLJ, NI 51-101 compliant)

1) Efficiently exploring more blocks



Exploration Blocks
30
25
20
15
10
5
0
2005
2006
2007
2008

7.0 million acres (gross)*

(6.2 million acres net)*

* As at December 31, 2008

2) Increasing proven reserves by **33x**



Million barrels of oil
20
15
10
5
0
2005
2006
2007
2008*

19.2 million BBL

Total Proven Reserves - Net after royalty

*(GTE as of December 31, 2008; SEC compliant)

3) Increasing production by **15X**

GranTierra energy inc.



BOPD (net after royalty)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
*
2005
2006
2007
2008

15,000 BBL/Day Capacity

(* 1Q09 Exit Target - Net after royalty)

Reserves and production growth driven by the drill-bit - through major oil discoveries



Costayaco

Gran Tierra's Major Oil Discovery in Colombia

Costayaco Field

GranTierra energy inc.

52.4 Million

Gross Barrels Reserves (3P)*


Colombia
Costayaco Field
Putumayo Basin

* Based on the Costayaco Field's gross reserves before royalties. Study completed by GLJ Petroleum Consultants, effective December 31, 2008. GTE has a 100% working interest in the Costayaco Field in the Chaza Block.

Established Reserves

Based on first six wells



Colombia
Bogotá
Putumayo Basin



Chaza Block
Costayaco Field
3P Reserve
Guayuyaco Block
C-5
C-4
C-2
C-6
C-1
C-3
Producing
Oil Fields
Pipeline
100
0
GTE Working Interest
Uchupayaco

Light and Medium Oil Reserves*

Reserves Category	Net After Royalty Reserves (MMbbl)
Total Proved	14.7
Total Probable	6.7
Total Proved Plus Probable	21.5
Total Possible	14.7
Total PPP	36.2

* Reserve study completed by GLJ Petroleum Consultants, effective December 31, 2008. GTE has a 100% working interest in the Costayaco Field.



Taking Costayaco to

17,500 BBL/Day (Net)*

in 3Q, 2009

*Forecast net after royalty production on gross production of 25,000 BBL/Day

5 Wells Planned For 2009


Colombia
Bogotá
Putumayo Basin


Chaza Block
Costayaco Field
3P Reserve
Guayuyaco Block
C-7
C-5
C-4
C-2
C-6
C-1
C-3
C-8
Producing
Oil Fields
Pipeline
Uchupayaco
100
0
GTE Working Interest

2008:

5 Producers Completed

2009:

4 Producers Planned

1 Water Injector Planned

Investing in facilities

Expanding Costayaco's Infrastructure to reach production plateau



Colombia
Bogotá
Putumayo Basin



Costayaco
Uchupayaco
OTA Export
pipeline
Orito
Santana Oil
sales point
100
0
GTE Working Interest

Now

10 km pipe line to Uchupayaco completed. Carries 9,000 BOPD, capacity for 50,000 BOPD.

2009-2012

25,000 BOPD gross plateau production from Costayaco; 15,000 BOPD by pipeline, 10,000 BOPD by trucking.

More reserves, more production



20,000*
20
15,000
10
3,300
1,050
0
2006
2007
2008
2009
Barrels of Oil per Day ('000's)

20,000 BBL/Day*

(*Predicted net production after royalty exit rate)


Our Vision:
Taking Gran Tierra to
50,000 BBL/Day

Aggressive 2009 Exploration in Colombia

GranTierra energy inc.

665 km	Seismic (85% 3D; 15% 2D)
6	Exploration wells planned outside Costayaco
69	Leads and prospects
4	Basins
1.5 million	Net acres

Developing the Putumayo Basin

#1 exploration land holder in the Putumayo Basin


Colombia
Bogotá
Putumayo Basin

Developing the Putumayo Basin


Colombia
Bogotá
Putumayo Basin


100
0
GTE Working Interest
Putumayo A
TEA
Chaza
Azar
Costayaco
Field
Foothills Trend
Mecaya
Rumiyaco Block
(Pending)

7	Blocks
828,064	Net Acres
375 km	Seismic planned in 2009
2	Wells planned for 2009

Colombia:
Exploration and Development Path

GranTierra energy inc.

Basin

Catatumbo

Extending the Maracaibo
- Up to 2 Exploration wells

Middle Magdalena

Popa Field
- Gas-Condensate Discovery
- Initial test at 8.5 MMCFGD and 236 BCPD gross (Condensate)
- Initiating long-term test
- Acquiring 75 Km2 3D seismic
- Drilling 1 Exploration Well

Llanos

Los Aceites Field
- Los Aceites-1 Oil Discovery
- Building infrastructure
- Acquire 215 Km2 3D seismic
- 2 Exploration wells


Colombia
Bogotá


Our Vision:
Taking Gran Tierra to
100,000 BBL/Day

Elephant hunting in Peru


Colombia
Ecuador
Iquitos Arch
Marañon Basin
Pipeline
Andes Mountains
Brazil
Peru

The Marañon Basin

1 Billion

Barrels Recoverable

Iquitos Arch - The hunting ground


Peru

20,000

linear kilometers

of new high definition airborne gravity and magnetic data acquired

Blocks are on regional high

A ITT Fields >1 BBO EUR

B Perenco Block 67 2P: 300 MMBO 100,000 BOPD potential $1.5B development

C Corrientes 275 MMBO EUR


A
B
C
Ecuador
Colombia
Iquitos Arch
122
128
Brazil
Arch
Basin
Oil Formation

If it walks like an elephant, talks like an elephant...


Andes Mountains
Oil & Gas Formation
Marañon Basin
Migration of Oil & Gas
Iquitos Arch
Entrapment
Gran Tierra - Blocks 122 & 128
Regional arch
Conventional traps

Analogues	Mountains	Basin	Arch	Field	Reserves
Alaska	Brooks	North Slope	Barrow Arch	Prudhoe Bay	13.5 Billion BO
Middle East	Zagros	Arabian Gulf	Qatar	North Field	1,300 TCFG
Western Canada	Rockies	WCSB	-	Oil Sands	167 Billion BO
North Africa	Atlas	Atlas Foredeep	Hassi R'Mel	Hassi R'Mel	100 TCFG

Blocks 122 & 128 - At the Top of the Arch


Peru


Block 122
N
Petrobras
ConocoPhillips
Block 128
0
25
50
Kilometers
Occidental

2	Blocks
100%	Gran Tierra
3.4 million	Acres
500 km	Seismic (2009 & 2010)
2	Exploration wells (2010)

- Blocks 122 and 128 are a likely focal point for petroleum migration from adjacent Marañon basin
- Environmental impact assessment for seismic initiated

Argentina—Option Value

GranTierra energy inc.

#1 exploration land holder in the Noroeste Basin

- 1.3 million acres (net)
- New Discovery
  - Proa-1
  - 3Q 2008 oil discovery
  - Tested 2,324 BOPD gross
  - Currently on long term test at 900 BOPD
- Improving Prices
  - Increasing from $33 to $40/BBL in 2009




Noroeste Basin
Buenos Aires
Argentina

Stakeholder Engagement

Key to success

- Employ over 150 local oil & gas experts
- Work closely with government agencies
- Develop the communities where we operate
  - Education support
  - Building infrastructure
  - Aboriginal support (traditional medicine research)
  - Funding of medical services



Fish restocking program

2009 Key Milestones

GranTierra energy inc.



Costayaco

- Full field development plan Q2
- 25,000 BOPD (gross) plateau in 2H
- Continuous development drilling program



Colombia

- Complete Los Aceites development Q2
- Define Popa Field commerciality Q3
- Continuous exploration drilling program



Peru

- Pre-feasibility engineering study Q1
- Complete EIA Q3
- Initiate 2D seismic Q4



Argentina

- Initiate 3D seismic Q2
- Complete Proa long term test Q2
- Proa development (contingent)

Program is Fully Funded

- Costayaco
- Putumayo
- Llanos
- Middle Magdalena
- Lower Magdalena
- Catatumbo Basin
- Maranon (Peru)

$177 Million — **Cash** on hand*

$150 Million — In available **Credit** Facilities*

Strong Cash Flow **No Debt**

* As at December 31, 2008

Investment Highlights

GranTierra energy inc.

Strong land position with 7.0 million gross acres

Colombia
Costayaco - 52.4 Million BBL 3P gross reserves and growing; plus exploration

Peru
Giant oil-field potential

Argentina
option value

No debt

$177 million
in cash and strong cash flow



Gran Tierra Financials

Recent Financial Results

(in $000's US)	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007
Revenue and Other Income								
Oil and natural gas sales	**$ 18,932**	$ 40,082	$ 33,042	$ 20,749	$ 15,925	$ 7,993	$ 3,611	$ 4,324
Interest	**795**	257	102	70	49	45	139	193
	19,727	40,339	33,144	20,819	15,974	8,038	3,750	4,517
Expenses								
Operating expenses	**8,452**	4,513	3,726	2,527	3,755	2,613	1,925	2,181
DD&A	**10,516**	6,757	5,400	3,064	2,865	1,849	2,377	2,324
G&A	**5,783**	4,036	4,641	4,133	2,648	2,965	2,680	1,939
Liquidated damages	**-**	-	-	-	-	-	3,235	4,132
Derivative financial instruments	**(3,180)**	(4,475)	6,278	1,184	2,246	117	20	657
Foreign exchange	**7,969**	(1,351)	(397)	14	15	(85)	(239)	232
	29,540	9,480	19,648	10,922	11,529	7,459	9,998	11,465
Income (loss) before income taxes	**(9,813)**	30,859	13,496	9,897	4,445	579	(6,248)	(6,948)
Income tax expense (recovery)	**2,881**	7,872	4,970	5,221	2,281	(512)	(1,176)	(298)
Net income (loss)	**(12,694)**	$ 22,987	$ 8,526	$ 4,676	$ 2,164	$ 1,091	$ (5,072)	$ (6,650)
Earnings (loss) per share - basic	**(0.07)**	$ 0.20	$ 0.08	$ 0.05	$ 0.02	$ 0.01	$ (0.05)	$ (0.07)

Balance Sheet

(In $000's US)	December 31, 2008	December 31, 2007
Assets		
Cash	$ 176,754	$ 18,189
Other Current Assets	18,291	13,321
	195,045	31,510
Oil and Gas Properties		
Proved	380,855	44,292
Unproved	384,195	18,910
	765,050	63,202
Other Long-term assets	112,530	18,085
Total Assets	1,072,625	112,797
Liabilities and Shareholders' Equity		
Total Current Liabilities	$ 62,238	$ 23,452
Total Long-Term Liabilities	218,461	12,553
Total Liabilities	280,699	36,005
Shareholders' Equity	791,926	76,792
Total Liabilities and Shareholders' Equity	1,072,625	112,797

Company summary

Symbol (NYSE Alternext, TSX):	GTE
Headquarters:	Calgary, Canada
Year End:	December 31
Basic Shares Outstanding	239.3 million
Fully Diluted:	270.2 million
# of Employees:	180
Director & Officer Ownership:	11%



A disciplined

management team with global experience


Our Vision:
100,000 BBL/Day



Appendices

Management Team

Management

Dana Coffield, PhD, President & CEO
Previously EnCana and ARCO

Shane O'Leary, COO
Previously FirstCalgary, EnCana, BP/Amoco

Martin Eden, CFO
Previously Artumas, Nexen, Ernst & Young

Rafael Orunesu, President, GTE Argentina
Previously Pluspetrol and YPF

Eddie Dyes, President, GTE Colombia
Previously Argosy Energy International

Board of Directors

Jeffrey Scott, Chairman
President, Postell Energy
Director, Suroco Energy Services

Walter Dawson
Founder, Saxon Energy Services

Verne Johnson
Director, Harvest Energy Trust
Director, Fort Chicago Energy Partners

Nick Kirton, FCA, ICD.D
Former Partner and Director, KPMG

Dana Coffield, PhD

Scott Price
Former Director and CEO of Solana Resources

Ray Antony
Former Chairman of Solana Resources

Colombian Operating Netbacks Per Bbl ANH Contract (Chaza - Costayaco)

GranTierra energy inc.

WTI	$40.00	$60.00	$80.00
WTI Discount (1)	$ 8.17	$ 8.17	$ 8.17
Royalty (8.31%) (2)(3)	$ 2.64	$ 4.31	$ 5.97
3rd party NPI royalty	$ 1.22	$ 2.14	$ 3.05
Economic Rights (acreage fee)	$ 0.10	$ 0.10	$ 0.10
Operating costs (4)	$ 4.80	$ 4.80	$ 4.80
Operating netback before tax	$23.07	$40.49	$57.91

Colombian income tax rates: 33%

1. Price offset for API, transportation, marketing, insurance (based on Q4 2008 average)
2. Based on average gross daily production for Q4 2008

Daily production	Royalty %
<5,000 bopd	8%
5,000-125,000	8%-20%
125,000-400,000	20%
400,000-600,000	20%-25%
>600,000 bopd	25%

3. Additional royalties of approximately 10.5% (assuming $40 WTI) will be payable when cumulative gross production exceeds 5 million barrels. High price royalty = (WTI-$26.00)/WTI * 0.3
4. Based on 2009 budget average

Colombian Operating Netbacks Per Bbl Association Contract (Juanambu)

WTI	$40.00	$60.00	$80.00
WTI Discount (1)	$ 7.89	$ 7.89	$ 7.89
Royalty (8%)	$ 2.57	$ 4.17	$ 5.77
3rd party NPI royalty	$ 1.17	$ 2.09	$ 3.01
Operating costs (2)	$ 6.18	$ 6.18	$ 6.18
Operating netback before tax	$22.19	$39.67	$57.15

Colombian income tax rates: 33%

1. Price offset for API, transportation, marketing, insurance (based on Q4 2008 average)
2. Based on 2009 budget average

- Ecopetrol will receive additional profit share if cumulative gross production exceeds 5 million barrels (based on "R" factor or profitability)

Colombian Operating Netbacks Per Bbl Association Contract (Guayuyaco)

GranTierra energy inc.

WTI	$40.00	$60.00	$80.00
WTI Discount (1)	$ 8.47	$ 8.47	$ 8.47
Royalty (8%)	$ 2.52	$ 4.12	$ 5.72
3rd party over-riding royalty	$ 0.29	$ 0.47	$ 0.77
Operating costs (2)	$16.04	$16.04	$16.04
Operating netback before tax	$12.68	$30.89	$48.99

Colombian income tax rates: 33%

1. Price offset for API, transportation, marketing, insurance (based on Q4 2008 average)
2. Based on 2009 budget average

- Ecopetrol will receive additional profit share if cumulative gross production exceeds 5 million barrels (based on "R" factor or profitability)

Colombian Operating Netbacks Per Bbl
Risk Sharing Contract (Santana)

WTI	$40.00	$60.00	$80.00
WTI Discount (1)	$ 9.57	$ 9.57	$ 9.57
Royalty (20%)	$ 6.09	$10.09	$14.09
3rd party over-riding royalty	$ 0.49	$ 0.81	$ 1.33
Operating costs (2)	$17.70	$17.70	$17.70
Operating netback before tax	$ 6.16	$21.84	$37.32

Colombian income tax rates: 33%

1. Price offset for API, transportation, marketing, insurance (based on Q4 2008 average)
2. Based on 2009 budget average

Argentina Operating Netbacks Per Bbl
Surubi

WTI	$40.00	$60.00	$80.00
WTI Discount (1)	$ 5.00	$15.00	$30.00
Provincial Sales Tax (1.8%)	$ 0.63	$ 0.81	$ 0.90
Royalty (12%)	$ 4.20	$ 5.40	$ 6.00
Operating costs (2)	$ 3.27	$ 3.27	$ 3.27
Operating netback before tax	$26.90	$35.52	$39.83

Argentina income tax rates: 35%

1. Based on expected received price for 2009.
2. Based on 2009 budget average.

Argentina Operating Netbacks Per Bbl Vinalar

WTI	$40.00	$60.00	$80.00
WTI Discount (1)	$ 5.00	$15.00	$30.00
Provincial Sales Tax (1.8%)	$ 0.63	$ 0.81	$ 0.90
Royalty (12%)	$ 4.20	$ 5.40	$ 6.00
3rd party over-riding royalty (2.7%)	$ 0.95	$ 1.22	$ 1.35
Operating costs (2)	$13.37	$13.37	$13.37
Operating netback before tax	$15.85	$24.20	$28.38

Argentina income tax rates: 35%

1. Based on expected received price for 2009.
2. Based on 2009 budget average.

Argentina Operating Netbacks Per Bbl
Palmar Largo

WTI	$40.00	$60.00	$80.00
WTI Discount (1)	$ 5.00	$15.00	$30.00
Provincial Sales Tax (1.5%)	$ 0.53	$ 0.68	$ 0.75
Royalty (12%)	$ 4.20	$ 5.40	$ 6.00
Operating costs (2)	$24.89	$24.89	$24.89
Operating netback before tax	$ 5.38	$14.03	$18.36

Argentina income tax rates: 35%

1. Based on expected received price for 2009.
2. Based on 2009 budget average

Argentina Operating Netbacks Per Bbl
Chivil

WTI	$40.00	$60.00	$80.00
WTI Discount (1)	$ 5.00	$15.00	$30.00
Provincial Sales Tax (1.5%)	$ 0.53	$ 0.68	$ 0.75
Royalty (12%)	$ 4.20	$ 5.40	$ 6.00
Operating costs (2)	$21.59	$21.59	$21.59
Operating netback before tax	$ 8.68	$17.33	$21.66

Argentina income tax rates: 35%

1. Based on expected received price for 2009.
2. Based on 2009 budget average.

Peru Fiscal Regime Summary

Royalty-tax contract structure

- Royalties

Daily production	Royalty %
<5,000 bopd	5%
5,000-100,000	5%-20% (sliding scale)
>100,000 bopd	20%

Transportation costs are deductible for royalty calculation

- Income tax 30%

  Taxable income deductions:

    Royalty

    Operating costs

    Depreciation of capital



GranTierra
energy inc.